Exhibit 99.3

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED AND CONDENSED FINANCIAL INFORMATION
INTRODUCTION

The following unaudited pro forma financial statements have been derived from the historical consolidated financial statements of Martin Midstream Partners L.P. (“the Partnership”) and the historical consolidated financial statements of Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC (collectively, "Holdings"). The pro forma financial statements should be read in conjunction with the accompanying notes to pro forma financial statements and with the historical financial statements and related notes for both the Partnership and Holdings filed with the Securities and Exchange Commission.

For income statement items, the pro forma financial statements assume that the Holdings acquisition and the related borrowings under our credit facility occurred on January 1, 2013. The pro forma financial statements give pro forma effect to the acquisition of Holdings for $134.4 million.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions, and therefore the actual adjustments will differ from the pro forma adjustments. However, management believes that the assumptions used provide a reasonable basis for presenting the significant effects of the acquisition as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma financial statements. The pro forma financial statements may not be indicative of the results that actually would have occurred if we had completed the acquisition and the offering on the dates indicated. In addition, the pro forma financial statements are not necessarily indicative of the results of our future operations.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED AND CONDENSED BALANCE SHEET
As of March 31, 2014
(Dollars in thousands)

	MMLP Historical	Holdings	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Cash	$4,371	$—	$—		$4,371
Accounts and other receivables, less allowance for doubtful accounts of $2,129	133,579	—	—		133,579
Product exchange receivables	901	—	—		901
Inventories	94,771	—	—		94,771
Due from affiliates	16,448	—	—		16,448
Other current assets	7,734	17	(17)	(a)	7,734
Total current assets	257,804	17	(17)		257,804

Property, plant and equipment, at cost	946,784	—	—		946,784
Accumulated depreciation	(314,352)	—	—		(314,352)
Property, plant and equipment, net	632,432	—	—		632,432

Goodwill	23,802	—	—		23,802
Investment in unconsolidated entities	129,336	84,743	49,670	(a)	263,749
Debt issuance costs, net	15,190	—	—		15,190
Other assets, net	9,048	—	—		9,048
	$1,067,612	$84,760	$49,653		$1,202,025

Liabilities and Partners’ Capital
Trade and other accounts payable	$128,149	$—	$—		128,149
Product exchange payables	17,504	—	—		17,504
Due to affiliates	3,044	—	—		3,044
Income taxes payable	1,504	—	—		1,504
Other accrued liabilities	15,565	9	(9)	(a)	15,565
Total current liabilities	165,766	9	(9)		165,766

Long-term debt and capital lease obligations, less current installments	643,772	—	134,413	(a)	778,185
Other long-term obligations	1,981	—	—		1,981
Total liabilities	811,519	9	134,404		945,932

Commitments and contingencies
Partners’ capital	256,093	84,751	(84,751)	(a)	256,093
	$1,067,612	$84,760	$49,653		$1,202,025

See accompanying notes to the unaudited pro forma financial statements.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED AND CONDENSED STATEMENT OF OPERATIONS
Year Ended December 31, 2013
(Dollars in thousands)

	MMLP Historical	Holdings	Pro Forma Adjustments		Pro Forma Consolidated
Revenues:
Terminalling and storage	$115,965	$—	$—		$115,965
Marine transportation	98,523	—	—		98,523
Sulfur services	12,004	—	—		12,004
Product sales:
Natural gas services	984,653	—	—		984,653
Sulfur services	201,120	—	—		201,120
Terminalling and storage	221,245	—	—		221,245
	1,407,018	—	—		1,407,018
Total revenues	1,633,510	—	—		1,633,510

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	944,961	—	—		944,961
Sulfur services	157,723	—	—		157,723
Terminalling and storage	195,640	—	—		195,640
	1,298,324	—	—		1,298,324
Expenses:
Operating expenses	172,043	197	—		172,240

Selling, general and administrative	29,397	—	—		29,397
Depreciation and amortization	52,240	—	—		52,240
Total costs and expenses	1,552,004	197	—		1,552,201
Other operating income	1,166	—	—		1,166
Operating income (loss)	82,672	(197)	—		82,475

Other income (expense):
Equity in earnings (loss) of unconsolidated entities	(53,048)	4,988	(80)	(b)	(48,140)
Debt prepayment premium	(272)	—	—		(272)
Interest expense	(42,495)	(2)	(4,239)	(c)	(46,736)
Other, net	542	—	—		542
Total other income (expense)	(95,273)	4,986	(4,319)		(94,606)
Net income (loss) before taxes	(12,601)	4,789	(4,319)		(12,131)
Income tax expense	(753)	—	—		(753)
Net income (loss)	(13,354)	4,789	(4,319)		(12,884)
Less general partner's interest in net (income) loss	267	—	—		267
Less pre-acquisition (income) loss allocated to Parent	—	—	—		—
Less loss allocable to unvested restricted units	40	—	—		40
Limited partner's interest in net income (loss)	$(13,047)	$4,789	$(4,319)		$(12,577)

Net loss per unit attributable to limited partners - basic	$(0.49)				$(0.47)
Weighted average limited partner units - basic	26,558				26,558
Net loss per unit attributable to limited partners - diluted	$(0.49)				$(0.47)
Weighted average limited partner units - diluted	26,558				26,558

See accompanying notes to the unaudited pro forma financial statements.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED AND CONDENSED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2014
(Dollars in thousands)

	MMLP Historical	Holdings	Pro Forma Adjustments		Pro Forma Consolidated
Revenues:
Terminalling and storage	$31,801	$—	$—		$31,801
Marine transportation	23,410	—	—		23,410
Sulfur services	3,037	—	—		3,037
Product sales:
Natural gas services	333,337	—	—		333,337
Sulfur services	51,170	—	—		51,170
Terminalling and storage	54,273	—	—		54,273
	438,780	—	—		438,780
Total revenues	497,028	—	—		497,028

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	320,698	—	—		320,698
Sulfur services	37,853	—	—		37,853
Terminalling and storage	48,029	—	—		48,029
	406,580	—	—		406,580
Expenses:
Operating expenses	43,896	32	—		43,928
Selling, general and administrative	8,606	—	—		8,606
Depreciation and amortization	13,992	—	—		13,992
Total costs and expenses	473,074	32	—		473,106

Other operating loss	(45)	—	—		(45)
Operating income (loss)	23,909	(32)	—		23,877

Other income (expense):
Equity in earnings (loss) of unconsolidated entities	(296)	1,727	161	(b)	1,592
Interest expense	(11,451)	(1)	(1,059)	(c)	(12,511)
Other, net	(67)	—	—		(67)
Total other expense	(11,814)	1,726	(898)		(10,986)

Net income before taxes	12,095	1,694	(898)		12,891
Income tax expense	(300)	—	—		(300)
Net income	11,795	1,694	(898)		12,591
Less general partner's interest in net income	(236)	—	—		(236)
Less income allocable to unvested restricted units	(32)	—	—		(32)
Limited partners' interest in net income	$11,527	$1,694	$(898)		$12,323

Net income per unit attributable to limited partners - basic	$0.43				$0.46
Weighted average limited partner units - basic	26,572				26,572

Net income per unit attributable to limited partners - diluted	$0.43				$0.46
Weighted average limited partner units - diluted	26,605				26,605

See accompanying notes to the unaudited pro forma financial statements.

MARTIN MIDSTREAM PARTNERS L.P.
NOTES TO UNAUDITED CONSOLIDATED AND CONDENSED PRO FORMA FINANCIAL STATEMENTS

(a)
Reflects the purchase of the Partnership’s equity investment in WTLPG financed by proceeds from long-term debt and the elimination of Holdings' assets, liabilities and equity not acquired by the Partnership.

(b)
Reflects the adjustment of the incremental amount of amortization of the carrying value of the Partnership's equity interest in WTLPG in excess of Holding's carrying value of the underlying net assets. Of the excess basis of $95.9 million, $48.0 million will be amortized over approximately 35 years. The annual amount of excess amortization will decrease by $80 thousand compared to historical amounts recorded.

(c)
Reflects the additional interest expense resulting from the $134.4 million in borrowings under the Partnership's credit facility. The interest rate used for the pro forma adjustment was 3.15%, which represents the Partnership's current weighted average rate on the facility. The interest rate can vary and an increase of 1/8% would increase interest expense and decrease income before income taxes by $0.2 million annually.